Exhibit 4.15.7
Accession Deed
The taking of this document or any certified copy of it or any document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to any Finance Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Finance Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to any Finance Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Finance Document to an Austrian addressee.
This agreement is made by way of deed on March 20, 2012
BY the subsidiaries of Reynolds Group Holdings Limited listed on Schedule I hereto, (collectively, the “Acceding Parties”);
AND IS SUPPLEMENTAL to an English law governed intercreditor agreement (the “Intercreditor Agreement”) dated 11 May 2007 as amended and/or restated on 21 June 2007, 29 June 2007, 5 November 2009 and 5 November 2010 and made between, among others, Reynolds Group Holdings Limited (formerly Rank Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) I S.A., Credit Suisse AG, as administrative agent, Credit Suisse AG, as senior issuing bank, The Bank of New York Mellon, as collateral agent, senior secured notes trustee and high yield noteholders trustee and Credit Suisse AG, as security trustee.
IT IS AGREED as follows:
1.	Words and expressions defined in the Intercreditor Agreement shall bear the same meaning herein.
2.	Each of the Acceding Parties confirms it has been supplied with a copy of the Intercreditor Agreement.
3.	Each of the Acceding Parties covenants with the Parties to be bound by the terms of the Intercreditor Agreement as a Subordinated Guarantor and an Obligor.
4.	Each of the Acceding Parties shall accede to the Intercreditor Agreement in accordance with the terms thereof.
5.	This agreement and all non contractual obligations arising from or in connection with it shall be governed by, and construed in accordance with, English law.
[signature pages follow]

     IN WITNESS whereof this agreement has been duly executed and delivered as a deed on the day and year first above written by the Acceding Parties.

Acceding Parties

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING PX COMPANY		)

By	GRAHAM PACKAGING PX, LLC,	)
its general partner

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING PX, LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GPACSUB LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GPC CAPITAL CORP. I		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GPC CAPITAL CORP. II		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
ICA Accession Deed

SIGNED as a deed for and on behalf of		)
GPC OPCO GP LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GPC SUB GP LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING ACQUISITION		)
CORP.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING COMPANY, L.P.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING GP ACQUISITION		)
LLC		)

/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
ICA Accession Deed

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING LC, L.P.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING LP ACQUISITION		)
LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING PET		)
TECHNOLOGIES INC.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING PLASTIC		)
PRODUCTS INC.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary
ICA Accession Deed

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING PX HOLDING		)
CORPORATION		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING REGIOPLAST		)
STS INC.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING MINSTER LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING HOLDINGS		)
COMPANY		)

By	BCP/GRAHAM HOLDINGS L.L.C.,	)
its general partner		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
ICA Accession Deed

SIGNED as a deed for and on behalf of		)
GRAHAM RECYCLING COMPANY, L.P.		)

By	GPC SUB GP LLC, its general partner	)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
GRAHAM PACKAGING WEST		)
JORDAN, LLC		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding Title: Assistant Secretary

SIGNED as a deed for and on behalf of		)
BEVERAGE PACKAGING HOLDINGS		)
(LUXEMBOURG) IV S.À R.L.		)

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Authorized Signatory
ICA Accession Deed

Security Trustee
(for itself and all other parties)

SIGNED		)
For and on behalf of		)
CREDIT SUISSE AG		)

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: [ILLEGIBLE]
ICA Accession Deed

Collateral Agent

SIGNED		)
For and on behalf of		)
THE BANK OF NEW YORK MELLON		)

By:	/s/ Catherine F. Donohue

Name: Catherine F. Donohue
Title: Vice President

Senior Agent

SIGNED		)
For and on behalf of		)
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH		)

By:	/s/ Robert Hetu

Name: Robert Hetu
Title: Managing Director

By:	/s/ Kevin Buddhdew

Name: Kevin Buddhdew
Title: Associate
ICA Accession Deed

SCHEDULE I
Subsidiaries of Reynolds Group Holdings Limited

Entity Name	Registered Office Address
United States Jurisdictions

1. Graham Packaging PX Company (formerly Plaxicon Company)	Alex Iniguez, 10660 Acacia, Rancho Cucamonga, San Bernardino County, California 91730

2. Graham Packaging PX, LLC (formerly Plaxicon, LLC)	Alex Iniguez, 10660 Acacia, Rancho Cucamonga, San Bernardino County, California 91730

3. GPACSUB LLC	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

4. GPC Capital Corp. I	Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805

5. GPC Capital Corp. II	Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805

6. GPC Opco GP LLC	Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805

7. GPC Sub GP LLC	Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805

8. Graham Packaging Acquisition Corp.	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

9. Graham Packaging Company, L.P.	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

10. Graham Packaging GP Acquisition LLC	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

11. Graham Packaging LC, L.P. (Formerly Liquid Container, L.P.)	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

12. Graham Packaging LP Acquisition LLC	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

Entity Name	Registered Office Address
13. Graham Packaging PET Technologies Inc.	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

14. Graham Packaging Plastic Products Inc.	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

15. Graham Packaging PX Holding Corporation (formerly Plaxicon Holding Corporation)	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

16. Graham Packaging Regioplast STS Inc.	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801

17. Graham Packaging Minster LLC	CT Corporation System, 36 East 7th Street, Suite 2400, Cincinnati, Hamilton County, Ohio 45202

18. Graham Packaging Holdings Company	1420 Sixth Avenue, York, York County, Pennsylvania 17405

19. Graham Recycling Company, L.P.	1420 Sixth Avenue, York, York County, Pennsylvania 17405

20. Graham Packaging West Jordan, LLC	CT Corporation System, 50 West Broadway, Salt Lake City, Salt Lake County, Utah 84101

Non-United States Jurisdictions

21. Beverage Packaging Holdings (Luxembourg) IV S.à r.l.	6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duché de Luxembourg